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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2007

ORIGEN RESIDENTIAL SECURITIES, INC. (as depositor under a Trust Agreement, dated as of April 1, 2007, providing for, inter alia, the issuance of Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2007-A)

                       Origen Residential Securities, Inc.
             (Exact name of registrant as specified in its charter)

                                                                  20-1370314
       DELAWARE                      333-117573                (I.R.S. Employer
State of Incorporation        (Commission File Number)       Identification No.)

27777 South Franklin Road, Suite 1700, Southfield, Michigan             48034
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (248) 644-5595

________________________________________________________________________________
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

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Item 8.01. Other Events

          Filing of Form T-1

          On May 1, 2007, Origen Residential Securities, Inc. (the "Registrant") is filing a Form T-1 Statement of Eligibility to designate The Bank of New York Trust Company, N.A. to act as an eligible trustee under trust indentures to be qualified pursuant to Section 305 and 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.1.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

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
          Exhibit No.   Description
          -----------   -----------
          25.1          Form T-1 Statement of Eligibility  under the Trust
                        Indenture Act of 1939, as amended.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ORIGEN RESIDENTIAL SECURITIES, INC.
                                        (Registrant)


                                        By: /s/ W. Anderson Geater
                                            ------------------------------------
                                        Name: W. Anderson Geater
                                        Title: Director, Secretary and Treasurer

Dated: May 1, 2007

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                                  EXHIBIT INDEX

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
Exhibit
Number    Description
-------   -----------
25.1 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended.
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